Federated Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED AUGUST 31, 2019, AS AMENDED
Under the section entitled “Fund Summary Information,” please replace the final sentence of the “Risk/Return Summary: Fees and Expenses” introductory paragraph with the following:
“If you purchase the Fund's IS or SS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.”
February 26, 2020
Federated Short-Intermediate Duration Municipal Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454988 (2/20)
© 2020 Federated Hermes, Inc.